UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2009

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16133	06-1245881
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 FIFTH AVENUE, 23rd FLOOR NEW YORK, NEW YORK	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 489-2100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01             Regulation FD Disclosure.

On April 15, 2009, Delcath Systems, Inc. issued a press release announcing a quarterly update conference call and access thereto. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Report and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act.

Item 9.01             Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
99.1	Press Release of Delcath Systems, Inc., dated April 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 17, 2009

DELCATH SYSTEMS, INC.

By:	/s/ Richard L. Taney
Name: Richard L. Taney
Title: Chief Executive Officer